UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-23101

American Funds Strategic Bond Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

Steven I. Koszalka

American Funds Strategic Bond Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

American Funds Strategic Bond FundSM Annual report for the period ended December 31, 2016

American Funds Strategic Bond Fund seeks to provide maximum total return consistent with the preservation of capital.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 85 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 3.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

See page 3 for Class A share results with relevant sales charges deducted. For other share class results, visit americanfunds.com and americanfundsretirement.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently reimbursing a portion of miscellaneous expenses. The reimbursement will be in effect through at least March 1, 2018. The adviser may elect to extend, modify or terminate the reimbursement at that time. The investment result and net expense ratio shown reflect the reimbursement, without which the result would have been lower and the expenses higher. Refer to the fund’s most recent prospectus for details.

The fund’s 30-day yield for Class A shares as of January 31, 2017, reflecting the 3.75% maximum sales charge and calculated in accordance with the U.S. Securities and Exchange Commission formula, was 1.78% (1.78% without the reimbursement).

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional cash securities, such as stocks and bonds. Lower rated bonds are subject to greater fluctuations in value and risk of loss of income and principal than higher rated bonds. Investing outside the United States involves additional risks, such as currency fluctuations, periods of illiquidity and price volatility, as more fully described in the prospectus. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Contents

1	Letter to investors
3	The value of a $10,000 investment
4	Summary investment portfolio
10	Financial statements
32	Board of trustees and other officers

Fellow investors:

During the more than nine months since the inception of American Funds Strategic Bond Fund, several volatile market events occurred, including the U.K.’s vote to leave the European Union and the surprising U.S. election. From the fund’s March 18, 2016, inception through December 31, 2016, interest rates rose and high yield bonds, as represented by the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Cap Index,* returned 12.90%. Over the same period, the fund returned 1.87%.

By comparison the Bloomberg Barclays U.S. Aggregate Index* — the core bond benchmark that the fund seeks to outpace — rose 0.21%. The fund’s peer group, as measured by the Lipper Multi-Sector Income Funds Average,† which generally holds a notably higher percentage of high yield bonds than American Funds Strategic Bond Fund, gained 5.65%.

Investors who reinvested quarterly dividends totaling 5 cents a share earned an income return of 0.50% over the fund’s lifetime. The income return for investors who took dividends in cash was the same. The fund’s share price rose from $10.00 to $10.05.

Bond market overview

Monetary policy diverged between the U.S. and most other developed nations in 2016. The Federal Reserve hiked interest rates in December, a year after its first rate increase since 2006. U.S. growth was modest early in the year, but picked up in the second half. That, combined with continued job market improvement and rising inflation expectations led monetary policymakers to provide a hawkish tone at its final meeting of the year, projecting three more hikes for 2017.

For some other countries, however, weaker growth prospects kept monetary policy more accommodative. For example, in response to one of the year’s biggest economic shocks — Britain’s vote to exit the European Union — the Bank of England cut its bank rate by 25 basis points in August 2016, fearing possible recession. The Bank of Japan, European Central Bank and others experimented with negative policy rates, which led many sovereign debt yields to fall below zero. Japan also announced a stimulus package in the fall.

Global demand pushed down relatively higher U.S. rates around the middle part of the year. However, improving economic indicators and the surprise win by Donald Trump in the U.S. presidential election reversed the trend. Optimism on growth based on potentially stimulative policies like tax cuts and infrastructure spending, as well as a more optimistic Fed, led rates to rise.

The benchmark 10-year Treasury note rose 57 basis points from the fund’s inception date to end the period at 2.45%. Demand for investment-grade corporate bonds (rated BBB/Baa and above) also remained robust during the period, with spreads tightening 45 basis points to 123 basis points. This came in the context of strong supply as corporate issuance remained robust, with companies taking advantage of cheap financing to offer stock buybacks or finance acquisitions.

Gross Domestic Product (GDP) rose an annualized rate of 3.5% in the third quarter of 2016, up from 1.4% in the second. Wages also have begun to pick up, with a year-over-year change of nearly 3.0% in December. Although U.S. growth remains modest, it has been among the strongest in the developed world over the past few years.

Inside the portfolio

In a flexible, multisector fund, managers adjust portfolio holdings on a regular basis to respond to market expectations.

*	Source: Bloomberg Index Services Ltd. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.
†	Source: Thomson Reuters Lipper. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category.

American Funds Strategic Bond Fund	1

In line with the fund’s philosophy, managers maintained relatively low exposure to credit risk in sectors like high-yield corporate debt and emerging markets, but instead sought excess returns from duration, yield curve and inflation strategies.

That goal resulted in relatively modest results compared to multisector funds more reliant on high-yield bonds. However, its return over this period still exceeded its benchmark due to the successful strategies it implemented with regard to interest rates and credit.

During much of the period, managers expected the yield curve to steepen, with demand for longer dated bonds falling relative to shorter dated bonds. Although this view was a drag for some of the year, it began to benefit the fund in the latter part of 2016 when longer dated yields began to climb.

Managers’ conviction that inflation would rise, expressed through a notable position in Treasury Inflation Protected Securities (TIPS), also contributed to the fund’s results. With inflation expectations rising in the latter part of the year, TIPS outperformed the broader Treasuries market.

The fund’s sizable position in the energy sector, executed early in the year, was also a notable positive contributor to results.

As oil prices rose and companies in this industry strengthened, their bonds’ values rose sharply throughout the second half of the year.

Portfolio managers also invested in other sectors and currencies. Adding an investment in Brazilian government bonds provided a positive contribution to results. The portfolio was also positioned to benefit as the Mexican peso declined versus the U.S. dollar over the latter part of the year.

Looking ahead

Although this fund may alter tactics relatively quickly based on current valuations of securities and sectors, it does so around a longer term view of markets. Managers see the U.S. economy as exhibiting relative stability, but it may be in the latter part of its economic cycle. That makes it somewhat fragile in the face of an aggressive Fed tightening campaign of interest rate hikes. For that and other reasons, managers believe that the market may overestimate how quickly and to what extent the U.S. central bank will raise rates.

With a Fed likely to err on the side of caution, managers also believe that inflation will rise over the next year. The uptick in economic activity seen in recent quarters should help to boost prices through factors like wage growth, which should continue to pick up now that the national unemployment rate has been at or below 5% for more than a year. Any barriers to trade that the new administration may create also could boost inflation, with fewer imports translating to higher prices for consumers.

Although the environment of rising rates will put pressure on bond prices, an actively managed fund like American Funds Strategic Bond Fund is well-positioned to invest in higher yielding new issues when appropriate. With rates having been extraordinarily low since late 2008, this is ultimately a positive development for bond investors saving for retirement or other goals.

We appreciate your support and look forward to reporting to you again in six months.

Cordially,

David A. Hoag

President

February, 14, 2017

For current information about the fund, visit americanfunds.com.

U.S. 10-year Treasury yields: A turbulent year for rates

Economic expectations were volatile in 2016, as the ups and downs of the benchmark Treasury yield demonstrates. Yields fell as recessionary fears took hold earlier in the year. They ultimately ended much higher, with the U.S. election and other economic indicators brightening prospects for risk assets and cutting demand for safe-haven securities like Treasuries.

Source: Thomson Reuters Datastream

2	American Funds Strategic Bond Fund

The value of a $10,000 investment

How a $10,000 investment has fared (for the period March 18, 2016, to December 31, 2016, with distributions reinvested).

Fund results shown reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment.1 Thus, the net amount invested was $9,625.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	Source: Thomson Reuters Lipper. Results of the Lipper Multi-Sector Income Funds Average do not reflect any sales charges.
[3]	Source: Bloomberg Index Services Ltd. The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
[4]	For the period March 18, 2016 (commencement of operations), through March 31, 2016.

Past results are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares.

Total return based on a $1,000 investment (for the period ended December 31, 2016)*

Lifetime
(since 3/18/16)

Class A shares	–1.96%

* Assumes reinvestment of all distributions and payment of the maximum 3.75% sales charge.

The fund’s gross expense ratio for Class A shares is 1.03%, and the net expense ratio is 1.01%, as of the prospectus dated March 1, 2017 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently reimbursing a portion of miscellaneous expenses. The reimbursement will be in effect through at least March 1, 2018. The adviser may elect to extend, modify or terminate the reimbursement at that time. The investment result and net expense ratio shown reflect the reimbursement, without which the result would have been lower and the expenses higher. Refer to the fund’s most recent prospectus for details.

American Funds Strategic Bond Fund	3

Summary investment portfolio December 31, 2016

Investment mix by security type	Percent of net assets

Portfolio quality summary*	Percent of net assets
U.S. Treasury and agency†	30.02%
AAA/Aaa	1.34
AA/Aa	4.77
A/A	21.83
BBB/Baa	17.62
Below investment grade	11.40
Short-term securities & other assets less liabilities	13.02
*	Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. In assigning a credit rating to a security, the fund looks specifically to the ratings assigned to the issuer of the security by Standard & Poor’s, Moody’s and/or Fitch. If agency ratings differ, the security will be considered to have received the highest of those ratings, consistent with the fund’s investment policies. The ratings are not covered by the Report of Independent Registered Public Accounting Firm.
†	These securities are guaranteed by the full faith and credit of the U.S. government.

Bonds, notes & other debt instruments 86.98%	Principal amount (000)	Value (000)
Corporate bonds & notes 44.61%
Energy 11.15%
Anadarko Petroleum Corp. 5.55% 2026	$1,805	$2,021
Devon Energy Corp. 5.85% 2025	2,200	2,501
Kinder Morgan, Inc. 5.55% 2045	1,200	1,264
Petrobras Global Finance Co. 8.375% 2021	1,125	1,215
Petróleos Mexicanos 5.38%–6.88% 2021–2047[1]	3,305	3,364
Tesoro Corp. 5.125% 2026[1]	1,575	1,596
Transocean Inc. 9.00% 2023[1]	1,625	1,674
Other securities		18,213
		31,848

Health care 7.94%
Abbott Laboratories 2.90% 2021	1,420	1,418
Abbott Laboratories 3.40%–4.75% 2023–2036	970	974
Abbott Laboratories 3.75% 2026	2,410	2,397
Abbott Laboratories 4.90% 2046	2,225	2,288
Kinetic Concepts, Inc. 9.625% 2021[1]	1,500	1,594
Shire PLC 2.40% 2021	3,040	2,937
Shire PLC 2.875% 2023	1,315	1,250
Shire PLC 3.20% 2026	1,885	1,763
Other securities		8,042
		22,663

Financials 5.99%
Australia & New Zealand Banking Group Ltd. 2.55% 2021	3,500	3,471
BPCE SA group 2.75% 2021	3,425	3,391
Charles Schwab Corp, Series E, junior subordinated 4.625% 2049	3,650	3,448
Citigroup Inc. 2.90% 2021	3,200	3,192
Metropolitan Life Global Funding I, 3.45% 2026[1]	1,150	1,160
New York Life Global Funding 1.70% 2021[1]	1,600	1,542
Other securities		910
		17,114

4	American Funds Strategic Bond Fund

	Principal amount	Value
	(000)	(000)
Consumer discretionary 4.05%
American Honda Finance Corp. 1.70% 2021	$1,600	$1,544
Bayerische Motoren Werke AG 2.25% 2023[1]	2,400	2,300
DaimlerChrysler North America Holding Corp. 2.20% 2021[1]	2,500	2,442
Toyota Motor Credit Corp. 2.25% 2023	1,395	1,344
Other securities		3,935
		11,565

Information technology 3.30%
Alphabet Inc. 1.998% 2026	1,300	1,193
Analog Devices, Inc. 3.125% 2023	1,300	1,300
Cisco Systems, Inc. 1.85% 2021	2,620	2,557
Other securities		4,383
		9,433

Utilities 2.90%
Fortis Inc 3.055% 2026[1]	1,700	1,591
Other securities		6,704
		8,295

Industrials 2.67%
Honeywell International Inc. 2.50% 2026	1,485	1,408
Roper Technologies, Inc. 3.80% 2026	1,710	1,724
Siemens AG 2.35% 2026[1]	1,600	1,481
Other securities		3,005
		7,618

Materials 2.08%
Potash Corp. of Saskatchewan Inc. 4.00% 2026	1,800	1,812
Other securities		4,140
		5,952

Telecommunication services 1.88%
SoftBank Group Corp. 3.36% 2023[1,2]	2,300	2,305
TELUS Corp. 2.80% 2027	1,765	1,654
Verizon Communications Inc. 2.625% 2026	1,530	1,409
		5,368

Consumer staples 1.71%
Danone SA 2.947% 2026[1]	1,380	1,315
PepsiCo, Inc. 3.45% 2046	1,270	1,157
Other securities		2,411
		4,883

Real estate 0.94%
Simon Property Group, LP 3.25% 2026	2,075	2,036
Other securities		642
		2,678

Total corporate bonds & notes		127,417

U.S. Treasury bonds & notes 30.02%
U.S. Treasury 15.48%
U.S. Treasury 1.00% 2018	2,000	1,994
U.S. Treasury 1.00%–2.25% 2019–2046	1,147	1,099
U.S. Treasury 2.00% 2026	42,712	41,110
		44,203

U.S. Treasury inflation-protected securities 14.54%
U.S. Treasury Inflation-Protected Security 0.125% 2021[3]	13,258	13,344
U.S. Treasury Inflation-Protected Security 0.125% 2023[3]	1,885	1,874
U.S. Treasury Inflation-Protected Security 0.25% 2025[3]	2,347	2,311
U.S. Treasury Inflation-Protected Security 0.125% 2026[3,4]	9,630	9,322
U.S. Treasury Inflation-Protected Security 0.625% 2026[3]	10,376	10,476
U.S. Treasury Inflation-Protected Security 1.00% 2046[3]	4,172	4,199
		41,526

Total U.S. Treasury bonds & notes		85,729

American Funds Strategic Bond Fund	5

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. 11.66%
Brazil (Federative Republic of) 0% 2020	BRL	42,000	$9,416
Japan, Series 20, 0.10% 2025[3]		¥499,000	4,543
Japan, Series 21, 0.10% 2026[3]		1,998,664	18,255
Other securities			1,080
			33,294

Asset-backed obligations 0.69%
Other securities			1,969

Total bonds, notes & other debt instruments (cost: $251,979,000)			248,409

Short-term securities 10.41%
Federal Home Loan Bank 0.47%–0.53% due 1/13/2017–2/17/2017		$26,300	26,292
General Electric Co. 0.60% due 1/3/2017		3,450	3,450

Total short-term securities (cost: $29,740,000)			29,742
Total investment securities 97.39% (cost: $281,719,000)			278,151
Other assets less liabilities 2.61%			7,449

Net assets 100.00%			$285,600

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

6	American Funds Strategic Bond Fund

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $40,483,000.

					Unrealized
					(depreciation)
			Contract amount		appreciation
			Receive	Deliver	at 12/31/2016
	Settlement date	Counterparty	(000)	(000)	(000)
Purchases:
Colombian pesos	1/27/2017	Citibank	COP8,098,650	$2,700	$(18)
Euros	1/11/2017	JPMorgan Chase	€1,353	$1,437	(11)
Euros	1/12/2017	Barclays Bank PLC	€1,018	$1,085	(12)
Euros	1/20/2017	Citibank	€2,590	$2,764	(35)
Euros	1/20/2017	JPMorgan Chase	€2,604	$2,805	(61)
Euros	1/23/2017	Citibank	€1,397	$1,458	15
Euros	1/27/2017	JPMorgan Chase	€1,053	$1,100	10
Malaysian ringgits	1/13/2017	Citibank	MYR10,778	$2,434	(33)
					$(145)
Sales:
Brazilian reais	1/13/2017	JPMorgan Chase	$6,093	BRL21,000	(332)
Canadian dollars	1/12/2017	Bank of America, N.A.	$3,129	C$4,170	23
Canadian dollars	1/27/2017	JPMorgan Chase	$261	C$350	— [5]
Chilean pesos	1/27/2017	Citibank	$2,686	CLP1,816,000	(19)
Japanese yen	1/6/2017	Citibank	$2,726	¥275,000	372
Japanese yen	1/6/2017	Citibank	$2,716	¥275,000	362
Japanese yen	1/6/2017	Citibank	$2,699	¥275,000	345
Japanese yen	1/10/2017	Bank of America, N.A.	$5,045	¥571,000	155
Japanese yen	1/19/2017	Bank of America, N.A.	$2,423	¥250,000	281
Japanese yen	1/20/2017	HSBC Bank	$7,037	¥800,000	183
Japanese yen	4/18/2017	JPMorgan Chase	$2,373	¥245,000	265
Mexican pesos	1/20/2017	JPMorgan Chase	$3,758	MXN77,200	46
Mexican pesos	1/25/2017	JPMorgan Chase	$1,574	MXN32,000	36
Mexican pesos	1/27/2017	JPMorgan Chase	$272	MXN5,600	3
Singapore dollars	1/10/2017	JPMorgan Chase	$1,219	S$1,730	25
Singapore dollars	1/11/2017	JPMorgan Chase	$1,052	S$1,500	17
Singapore dollars	1/26/2017	Bank of America, N.A.	$149	S$215	— [5]
South Korean won	1/6/2017	Bank of America, N.A.	$949	KRW1,115,000	26
South Korean won	1/13/2017	UBS AG	$228	KRW267,600	6
South Korean won	1/20/2017	Citibank	$1,037	KRW1,210,000	35
South Korean won	1/20/2017	Bank of America, N.A.	$186	KRW217,000	7
					$1,836
Forward currency contracts — net					$1,691

American Funds Strategic Bond Fund	7

Interest rate swaps

The fund has entered into interest rate swaps as shown in the following table. The average month-end notional amount of interest rate swaps while held was $457,256,000.

						Unrealized
						(depreciation)
						appreciation
Pay/receive			Fixed	Expiration	Notional	at 12/31/2016
fixed rate	Clearinghouse	Floating rate index	rate	date	(000)	(000)
Receive	LCH	SONIA	0.207%	10/13/2018	£45,000	$(50)
Receive	LCH	SONIA	0.227	10/14/2018	5,000	(3)
Receive	LCH	SONIA	0.226	10/14/2018	45,000	(31)
Receive	LCH	6-month NOK-NIBOR	1.345	12/16/2019	NKr193,000	—
Receive	LCH	3-month USD-LIBOR	2.045	3/24/2023	$53,800	(533)
Receive	LCH	3-month USD-LIBOR	1.8875	6/7/2023	33,600	(440)
Receive	LCH	3-month USD-LIBOR	1.569	7/6/2023	40,500	(769)
Receive	LCH	3-month USD-LIBOR	1.615	8/18/2023	73,000	(1,336)
Receive	LCH	3-month USD-LIBOR	1.309	9/27/2023	4,100	(217)
Receive	LCH	3-month USD-LIBOR	1.3035	9/27/2023	4,100	(218)
Receive	LCH	3-month USD-LIBOR	2.42	11/18/2023	50,000	(207)
Receive	LCH	3-month USD-LIBOR	2.0335	12/6/2023	13,000	(100)
Receive	LCH	3-month USD-LIBOR	2.024	12/6/2023	13,000	(108)
Pay	LCH	6-month JPY-LIBOR	0.1277	3/24/2026	¥500,000	25
Pay	LCH	6-month JPY-LIBOR	(0.0823)	7/11/2026	1,200,000	196
Receive	LCH	6-month EURIBOR	0.408	10/27/2026	€6,700	(157)
Pay	LCH	3-month USD-LIBOR	1.709	11/1/2026	$21,000	1,166
Pay	LCH	3-month USD-LIBOR	1.7015	11/1/2026	8,000	450
Pay	LCH	3-month USD-LIBOR	1.704	11/1/2026	7,500	420
Pay	LCH	3-month USD-LIBOR	1.712	11/1/2026	7,000	387
Pay	LCH	3-month USD-LIBOR	1.688	11/2/2026	18,200	1,045
Pay	LCH	3-month USD-LIBOR	1.6815	11/2/2026	3,900	226
Pay	LCH	3-month USD-LIBOR	1.6835	11/2/2026	3,900	225
Receive	LCH	6-month EURIBOR	0.756	12/9/2026	€7,500	85
Pay	LCH	3-month USD-LIBOR	2.35	3/24/2031	$11,700	413
Pay	LCH	3-month USD-LIBOR	2.22	6/7/2031	7,300	340
Pay	LCH	3-month USD-LIBOR	1.8929	7/6/2031	8,700	640
Pay	LCH	3-month USD-LIBOR	1.87	8/18/2031	15,500	1,172
Pay	LCH	3-month USD-LIBOR	2.57	11/18/2031	11,000	205
Pay	LCH	3-month USD-LIBOR	1.7555	8/17/2046	2,300	415
Pay	LCH	3-month USD-LIBOR	1.7045	8/30/2046	6,200	1,188
Pay	LCH	6-month EURIBOR	0.9152	10/27/2046	€2,500	213
Pay	LCH	6-month EURIBOR	1.3092	12/9/2046	2,800	(64)
						$4,578

8	American Funds Strategic Bond Fund

Credit default swaps

The fund has entered into credit default swaps as shown in the following table. The average month-end notional amount of credit default swaps while held was $27,514,000.

Centrally cleared credit default swaps on credit indices — buy protection

						Upfront	Unrealized
						premiums	depreciation
		Pay	Expiration	Notional	Value	paid	at 12/31/2016
Referenced index	Clearinghouse	fixed rate	date	(000)	(000)	(000)	(000)
CDX.NA.HY.27	ICE	5.00%	12/20/2021	$45,475	$(2,819)	$(1,760)	$(1,059)

Futures contracts

The fund has entered into futures contracts as shown in the following table. The average month-end notional amount of open futures contracts while held was $387,409,000.

						Unrealized
						appreciation
					Notional	(depreciation)
			Number of		amount	at 12/31/2016
Contracts	Clearinghouse	Type	contracts	Expiration	(000)	(000)
30 Day Federal Funds Futures	CME	Short	26	January 2017	$10,777	$12
10 Year U.S. Treasury Note Futures	CME	Long	135	March 2017	16,738	40
30 Year Ultra U.S. Treasury Bond Futures	CME	Long	80	March 2017	12,528	292
5 Year U.S. Treasury Note Futures	CME	Long	333	April 2017	39,101	81
90 Day Euro Dollar Futures	CME	Long	385	December 2017	95,145	(358)
90 Day Euro Dollar Futures	CME	Long	828	March 2018	203,936	(331)
90 Day Euro Dollar Futures	CME	Short	420	March 2019	102,706	(99)
						$(363)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $41,531,000, which represented 14.54% of the net assets of the fund.
[2]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[3]	Index-linked bond whose principal amount moves with a government price index.
[4]	A portion of this security was pledged as collateral. The total value of pledged collateral was $7,074,000, which represented 2.48% of the net assets of the fund.
[5]	Amount less than one thousand.

Key to abbreviations and symbols

BRL = Brazilian reais
£ = British pounds
C$ = Canadian dollars
CLP = Chilean pesos
CME = CME Group
COP = Colombian pesos
EURIBOR = Euro Interbank Offered Rate
€ = Euros
ICE = Intercontinental Exchange, Inc.
JPY/¥ = Japanese yen
KRW = South Korean won
LCH = LCH.Clearnet
LIBOR = London Interbank Offered Rate
MXN = Mexican pesos
MYR = Malaysian ringgits
NIBOR = Norway Interbank Offered Rate
NOK/NKr = Norwegian kroner
S$ = Singapore dollars
SONIA = Sterling Overnight Interbank Average Rate

See Notes to Financial Statements

American Funds Strategic Bond Fund	9

Financial statements

Statement of assets and liabilities
at December 31, 2016	(dollars in thousands)

Assets:
Investment securities, at value (cost: $281,719)			$278,151
Cash			205
Cash denominated in currencies other than U.S. dollars (cost: $629)			628
Unrealized appreciation on open forward currency contracts			2,212
Receivables for:
Sales of investments	$16,056
Sales of fund’s shares	4,017
Closed forward currency contracts	219
Variation margin	608
Interest	1,285
Other	13		22,198
			303,394
Liabilities:
Unrealized depreciation on open forward currency contracts			521
Payables for:
Purchases of investments	16,008
Repurchases of fund’s shares	360
Closed forward currency contracts	128
Investment advisory services	131
Services provided by related parties	61
Trustees’ deferred compensation	—	*
Variation margin	580
Other	5		17,273
Net assets at December 31, 2016			$285,600

Net assets consist of:
Capital paid in on shares of beneficial interest			$289,873
Undistributed net investment income			1,481
Accumulated net realized loss			(7,031)
Net unrealized appreciation			1,277
Net assets at December 31, 2016			$285,600

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (28,434 total shares outstanding)

		Shares	Net asset value
	Net assets	outstanding	per share
Class A	$197,493	19,661	$10.05
Class B	48	5	10.04
Class C	10,704	1,068	10.02
Class F-1	3,288	327	10.04
Class F-2	41,608	4,142	10.04
Class 529-A	3,768	375	10.04
Class 529-B	17	2	10.05
Class 529-C	1,543	154	10.02
Class 529-E	213	21	10.04
Class 529-F-1	2,015	200	10.04
Class R-1	126	13	10.05
Class R-2	486	48	10.03
Class R-2E	25	3	10.05
Class R-3	95	9	10.05
Class R-4	771	77	10.04
Class R-5E	25	3	10.05
Class R-5	25	3	10.05
Class R-6	23,350	2,323	10.05

* Amount less than one thousand.

See Notes to Financial Statements

10	American Funds Strategic Bond Fund

Statement of operations

for the period March 18, 2016[1] to December 31, 2016	(dollars in thousands)

Investment income:
Income:
Interest (net of non-U.S. taxes of $2)		$3,745
Fees and expenses[2]:
Investment advisory services	$774
Distribution services	365
Transfer agent services	95
Administrative services	27
Reports to shareholders	6
Registration statement and prospectus	34
Trustees’ compensation	— [3]
Auditing and legal	43
Custodian	5
Other	25
Total fees and expenses before reimbursement	1,374
Less miscellaneous fee reimbursement	13
Total fees and expenses after reimbursement		1,361
Net investment income		2,384

Net realized loss and unrealized appreciation:
Net realized (loss) gain on:
Investments (net of non-U.S. taxes of $2)	(2,313)
Forward currency contracts	1,240
Interest rate swaps	1,378
Credit default swaps	(1,434)
Futures contracts	(2,913)
Currency transactions	(287)	(4,329)
Net unrealized (depreciation) appreciation on:
Investments	(3,568)
Forward currency contracts	1,691
Interest rate swaps	4,578
Credit default swaps	(1,059)
Futures contracts	(363)
Currency translations	(2)	1,277
Net realized loss and unrealized appreciation		(3,052)

Net decrease in net assets resulting from operations		$(668)

[1]	Commencement of operations.
[2]	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.
[3]	Amount less than one thousand.

See Notes to Financial Statements

American Funds Strategic Bond Fund	11

Statement of changes in net assets

for the period March 18, 2016* to December 31, 2016	(dollars in thousands)

Operations:
Net investment income	$2,384
Net realized loss	(4,329)
Net unrealized appreciation	1,277
Net decrease in net assets resulting from operations	(668)

Dividends paid or accrued and return of capital paid to shareholders:
Dividends from net investment income	(1,046)
Distributions from net realized gain on investments	(2,559)
Total dividends paid or accrued and return of capital paid to shareholders	(3,605)

Net capital share transactions	289,873

Total increase in net assets	285,600

Net assets:
Beginning of period	—
End of period (including undistributed net investment income: $1,481)	$285,600

* Commencement of operations.

See Notes to Financial Statements

12	American Funds Strategic Bond Fund

Notes to financial statements

1. Organization

American Funds Strategic Bond Fund (the “fund”) was organized on October 8, 2015, as a Delaware statutory trust. On December 18, 2015, the fund obtained its initial capitalization of $100,000 from the sale of 10,000 Class A shares of beneficial interest to Capital Research and Management Company (“CRMC”), the fund’s investment adviser. Operations commenced March 18, 2016, upon the initial purchase of investment securities. The fund’s fiscal year ends on December 31. The fund is registered under the Investment Company Act of 1940 (the “1940 Act”), as an open-end, nondiversified management investment company. The fund seeks to provide maximum total return consistent with preservation of capital.

The fund has 18 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 3.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None

* Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

American Funds Strategic Bond Fund	13

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors. Interest rate swaps and credit default swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency. Exchange-traded futures are generally valued at the official settlement price of, or the last reported sale price on, the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued or, lacking any sales, at the last available bid price. Prices for each future are taken from the exchange or market on which the security trades.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of

14	American Funds Strategic Bond Fund

trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of December 31, 2016 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Corporate bonds & notes	$—	$127,417	$—	$127,417
U.S. Treasury bonds & notes	—	85,729	—	85,729
Bonds & notes of governments & government agencies outside the U.S.	—	33,294	—	33,294
Asset-backed obligations	—	1,969	—	1,969
Short-term securities	—	29,742	—	29,742
Total	$—	$278,151	$—	$278,151

American Funds Strategic Bond Fund	15

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$2,212	$—	$2,212
Unrealized appreciation on interest rate swaps	—	8,810	—	8,810
Unrealized appreciation on futures contracts	425	—	—	425
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(521)	—	(521)
Unrealized depreciation on interest rate swaps	—	(4,232)	—	(4,232)
Unrealized depreciation on credit default swaps	—	(1,059)	—	(1,059)
Unrealized depreciation on futures contracts	(788)	—	—	(788)
Total	$(363)	$5,210	$—	$4,847

*Forward currency contracts, interest rate swaps, credit default swaps and futures contracts are not included in the investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated

16	American Funds Strategic Bond Fund

with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities.

Investing in inflation linked bonds — The values of inflation linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation linked bonds may also reduce the fund’s distributable income during periods of extreme deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation linked securities may decline and result in losses to the fund.

Investing in future delivery contracts — The fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve the fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the fund’s market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While the fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of the fund.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional cash securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose the fund to losses in excess of its initial investment. Derivatives may be difficult for the fund to buy or sell at an opportune time or price and may be difficult to terminate or otherwise offset. The fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce the fund’s returns and increase the fund’s price volatility. The fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction.

Liquidity risk — Certain fund holdings may be deemed to be less liquid or illiquid because they cannot be readily sold without significantly impacting the value of the holdings. Liquidity risk may result from the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds

American Funds Strategic Bond Fund	17

of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Currency — The prices of, and the income generated by, many debt securities held by the fund may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of the fund’s securities denominated in such currencies would generally fall and vice versa. U.S. dollar-denominated securities of foreign issuers may also be affected by changes in relative currency values.

Portfolio turnover — The fund may engage in frequent and active trading of its portfolio securities. Higher portfolio turnover may involve correspondingly greater transaction costs in the form of dealer spreads, brokerage commissions and other transaction costs on the sale of securities and on reinvestment in other securities. The sale of portfolio securities may also result in the realization of net capital gains, which are taxable when distributed to shareholders, unless the shareholder is exempt from taxation or his or her account is tax-favored. These costs and tax effects may adversely affect the fund’s returns to shareholders.

Nondiversification risk — As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Poor performance by a single large holding could adversely impact the fund’s investment results more than if the fund were invested in a larger number of issuers.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Index-linked bonds — The fund has invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations.

Interest rate swaps — The fund has entered into interest rate swap contracts, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The fund’s investment adviser uses interest rate swaps to seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the fund’s investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as “initial margin.” Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

18	American Funds Strategic Bond Fund

On a daily basis, the fund’s investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a “variation margin” based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in the fund’s statement of operations.

Credit default swap indices — The fund has entered into centrally cleared credit default swap agreements on credit indices (“CDSI”) that involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified return upon the occurrence of a credit event, such as a default or restructuring, with respect to any of the underlying issuers (reference obligations) in the referenced index. The fund’s investment adviser uses credit default swaps to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks.

CDSI are portfolios of credit instruments or exposures designed to be representative of some part of the credit market, such as the high-yield or investment-grade credit market. CDSI are generally traded using standardized terms, including a fixed spread and standard maturity dates, and reference all the names in the index. If there is a credit event, it is settled based on that name’s weight in the index. The composition of the underlying issuers or obligations within a particular index may change periodically, usually every six months. A specified credit event may affect all or individual underlying reference obligations included in the index, and will be settled based upon the relative weighting of the affected obligation(s) within the index. The value of each CDSI can be used as a measure of the current payment/performance risk of the CDSI and represents the likelihood of an expected liability or profit should the notional amount of the CDSI be closed or sold as of the period end. An increasing value, as compared to the notional amount of the CDSI, represents a deterioration of the referenced indices’ credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. When the fund provides sell protection, its maximum exposure is the notional amount of the credit default swap agreement.

Upon entering into a centrally cleared CDSI contract, the fund is required to deposit with a derivatives clearing member (“DCM”) in a segregated account in the name of the DCM an amount of cash, U.S. government securities or other liquid securities, which is known as “initial margin.” Generally, the initial margin required for a particular credit default swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract. Securities deposited as initial margin are designated on the investment portfolio.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a “variation margin” based on the increase or decrease in the value of the CDSI, and records variation margin in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from credit default swaps are recorded in the fund’s statement of operations.

Futures contracts — The fund has entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage portfolio volatility and downside equity risk.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, or FCM, in a segregated account in the name of the FCM an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract. When initial margin is deposited with brokers, a receivable is recorded in the fund’s statement of assets and liabilities.

On a daily basis, the fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. In addition, the fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on the fund’s statement of assets and liabilities. The fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in the fund’s statement of operations.

American Funds Strategic Bond Fund	19

The following tables present the financial statement impacts resulting from the fund’s use of forward currency contracts, interest rate swaps, credit default swaps and futures contracts as of, or for the period ended, December 31, 2016 (dollars in thousands):

		Assets		Liabilities
Contract	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$2,212	Unrealized depreciation on open forward currency contracts	$521
Forward currency	Currency	Receivables for closed forward currency contracts	219	Payables for closed forward currency contracts	128
Interest rate swaps	Interest	Net unrealized appreciation*	8,810	Net unrealized depreciation*	4,232
Credit default swaps	Credit	Net unrealized appreciation*	—	Net unrealized depreciation*	1,059
Futures contracts	Interest	Net unrealized appreciation*	425	Net unrealized depreciation*	788
			$11,666		$6,728

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contract	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized gain on forward currency contracts	$1,240	Net unrealized appreciation on forward currency contracts	$1,691
Interest rate swaps	Interest	Net realized gain on interest rate swaps	1,378	Net unrealized appreciation on interest rate swaps	4,578
Credit default swaps	Credit	Net realized loss on credit default swaps	(1,434)	Net unrealized depreciation on credit default swaps	(1,059)
Futures contracts	Interest	Net realized loss on futures contracts	(2,913)	Net unrealized depreciation on futures contracts	(363)
			$(1,729)		$4,847

*	Includes cumulative appreciation/depreciation on interest rate swaps, credit default swaps and futures contracts as reported in the applicable tables following the fund’s investment portfolio. Only current day’s variation margin is reported within the statement of assets and liabilities.

Collateral — The fund participates in a collateral program due to its use of forward currency contracts, interest rate swaps, credit default swaps and futures contracts. For forward currency contracts, the program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. For interest rate swaps, credit default swaps and futures contracts, the program calls for the fund to pledge collateral for initial and variation margin by contract. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

20	American Funds Strategic Bond Fund

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of December 31, 2016, if close-out netting was exercised (dollars in thousands):

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount
Assets:
Bank of America, N.A.	$492	$(44)	$(321)	$—	$127
Citibank	1,129	(112)	(975)	—	42
HSBC Bank	343	(45)	(272)	—	26
JPMorgan Chase	423	(423)	—	—	—
UBS AG	44	—	—	—	44
Total	$2,431	$(624)	$(1,568)	$—	$239
Liabilities:
Bank of America, N.A.	$44	$(44)	$—	$—	$—
Barclays Bank PLC	12	—	—	—	12
Citibank	112	(112)	—	—	—
HSBC Bank	45	(45)	—	—	—
JPMorgan Chase	436	(423)	—	—	13
Total	$649	$(624)	$—	$—	$25

* Non-cash collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2016, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2015, the year the fund commenced operations for tax purposes.

Non-U.S. taxation — Interest income is recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the period ended December 31, 2016, the fund reclassified $1,000 from undistributed net investment income to capital paid in on shares of beneficial interest and $144,000 from accumulated net realized loss to undistributed net investment income to align financial reporting with tax reporting.

American Funds Strategic Bond Fund	21

As of December 31, 2016, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income	$2,234
Post-October capital loss deferral*	(6,982)
Gross unrealized appreciation on investment securities	2,117
Gross unrealized depreciation on investment securities	(6,005)
Net unrealized depreciation on investment securities	(3,888)
Cost of investment securities	282,039

* This deferral is considered incurred in the subsequent year.

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	For the period March 18, 2016* to December 31, 2016
Share class	Ordinary income		Long-term capital gains		Total dividends and distributions paid
Class A	$2,350		$188		$2,538
Class B	1		—	†	1
Class C	96		10		106
Class F-1	39		3		42
Class F-2	496		38		534
Class 529-A	41		4		45
Class 529-B	—	†	—	†	—	†
Class 529-C	13		1		14
Class 529-E	3		—	†	3
Class 529-F-1	16		1		17
Class R-1	—	†	—	†	—	†
Class R-2	5		1		6
Class R-2E	—	†	—	†	—	†
Class R-3	1		—	†	1
Class R-4	12		1		13
Class R-5E	—	†	—	†	—	†
Class R-5	—	†	—	†	—	†
Class R-6	265		20		285
Total	$3,338		$267		$3,605

*	Commencement of operations.
†	Amount less than one thousand.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on an annual rate of 0.570% of daily net assets. For the period ended December 31, 2016, the investment advisory services fee was $774,000.

Miscellaneous fee reimbursements — CRMC has agreed to reimburse a portion of miscellaneous fees and expenses of the fund during its startup period. This reimbursement may be adjusted or discontinued by CRMC, subject to any restrictions in the fund’s prospectus. For the period ended December 31, 2016, total fees and expenses reimbursed by CRMC were $13,000. Fees and expenses in the statement of operations are presented gross of any reimbursements from CRMC.

22	American Funds Strategic Bond Fund

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of December 31, 2016, unreimbursed expenses subject to reimbursement totaled $18,000 for Class A shares. There were no unreimbursed expenses subject to reimbursement for Class 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. From March 18, 2016, to June 30, 2016, the quarterly fee was based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.05% on such assets in excess of $70 billion. Effective July 1, 2016, the quarterly fee was amended to annual rates of 0.10% on the first $20 billion of the net assets invested in the Class 529 shares of the American Funds, 0.05% on such assets between $20 billion and $100 billion, and 0.03% on such assets over $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

American Funds Strategic Bond Fund	23

For the period March 18, 2016, to December 31, 2016, class-specific expenses under the agreements were as follows (dollars in thousands):

	Distribution		Transfer agent		Administrative		529 plan
Share class	services		services		services		services
Class A	$302		$72		$10		Not applicable
Class B	—	*	—	*	Not applicable		Not applicable
Class C	46		4		2		Not applicable
Class F-1	4		2		1		Not applicable
Class F-2	Not applicable		15		8		Not applicable
Class 529-A	4		1		1		$1
Class 529-B	—	*	—	*	—	*	—	*
Class 529-C	6		1		—	*	1
Class 529-E	1		—	*	—	*	—	*
Class 529-F-1	—		—	*	—	*	—	*
Class R-1	—	*	—	*	—	*	Not applicable
Class R-2	1		—	*	—	*	Not applicable
Class R-2E	—		—	*	—	*	Not applicable
Class R-3	—	*	—	*	—	*	Not applicable
Class R-4	1		—	*	—	*	Not applicable
Class R-5E	Not applicable		—	*	—	*	Not applicable
Class R-5	Not applicable		—	*	—	*	Not applicable
Class R-6	Not applicable		—	*	5		Not applicable
Total class-specific expenses	$365		$95		$27		$2

* Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation in the fund’s statement of operations reflects the current fees (either paid in cash or deferred) and the net increase or decrease in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Security transactions with related funds — The fund may purchase from, or sell securities to, other CRMC-managed funds (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

24	American Funds Strategic Bond Fund

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]		Reinvestments of dividends				Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

For the period March 18, 2016[2] to December 31, 2016

Class A	$214,336	21,045	$1,799		181		$(15,994)	(1,565)	$200,141	19,661
Class B	94	9	—	[3]	—	[3]	(45)	(4)	49	5
Class C	12,637	1,235	105		11		(1,809)	(178)	10,933	1,068
Class F-1	4,154	405	42		4		(844)	(82)	3,352	327
Class F-2	47,734	4,652	510		51		(5,735)	(561)	42,509	4,142
Class 529-A	3,955	386	44		4		(158)	(15)	3,841	375
Class 529-B	31	3	1		—	[3]	(14)	(1)	18	2
Class 529-C	1,617	158	15		2		(56)	(6)	1,576	154
Class 529-E	304	30	3		—	[3]	(90)	(9)	217	21
Class 529-F-1	2,042	201	17		2		(21)	(3)	2,038	200
Class R-1	125	13	—		—		—	—	125	13
Class R-2	492	47	5		1		—	—	497	48
Class R-2E	25	3	—		—		—	—	25	3
Class R-3	95	9	1		—	[3]	— [3]	— [3]	96	9
Class R-4	1,634	159	12		1		(855)	(83)	791	77
Class R-5E	25	3	—		—		—	—	25	3
Class R-5	25	3	—		—		—	—	25	3
Class R-6	23,332	2,295	284		28		(1)	— [3]	23,615	2,323
Total net increase (decrease)	$312,657	30,656	$2,838		285		$(25,622)	(2,507)	$289,873	28,434

[1]	Includes exchanges between share classes of the fund.
[2]	Commencement of operations.
[3]	Amount less than one thousand.

9. Investment transactions and other disclosures

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $395,067,000 and $229,498,000, respectively, during the period March 18, 2016, to December 31, 2016.

CRMC has agreed to bear all offering and organizational expenses of the fund. The offering costs include state and SEC registration fees. Organizational costs include administrative and legal fees. The total amount of offering and organizational expenses borne by CRMC was $248,000. These expenses are not included in the fund’s statement of operations.

10. Ownership concentration

At December 31, 2016, CRMC held 18% of the fund’s outstanding shares. The ownership represents the seed money invested in the fund when it began operations on March 18, 2016.

American Funds Strategic Bond Fund	25

Financial highlights

		Income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3,4]		Net assets, end of period (in thousands)	Ratio of expenses to average net assets before reimburse- ments[5]		Ratio of expenses to average net assets after reimburse- ments[4,5]		Ratio of net income to average net assets[4,5]
Class A:
12/31/2016[6,7]	$10.00	$.15	$.05	$.20	$(.05)	$(.10)	$(.15)	$10.05	1.87%		$197,493	1.03%		1.02%		1.89%
Class B:
12/31/2016[6,7]	10.00	.08	.08	.16	(.02)	(.10)	(.12)	10.04	1.60	[8]	48	1.52	[8]	1.51	[8]	.94	[8]
Class C:
12/31/2016[6,7]	10.00	.07	.06	.13	(.01)	(.10)	(.11)	10.02	1.32		10,704	1.78		1.77		.84
Class F-1:
12/31/2016[6,7]	10.00	.14	.05	.19	(.05)	(.10)	(.15)	10.04	1.87		3,288	1.06		1.05		1.73
Class F-2:
12/31/2016[6,7]	10.00	.15	.06	.21	(.07)	(.10)	(.17)	10.04	2.03		41,608	.80		.79		1.80
Class 529-A:
12/31/2016[6,7]	10.00	.12	.07	.19	(.05)	(.10)	(.15)	10.04	1.83		3,768	1.16		1.15		1.48
Class 529-B:
12/31/2016[6,7]	10.00	.14	.04	.18	(.03)	(.10)	(.13)	10.05	1.78	[8]	17	1.20	[8]	1.20	[8]	1.74	[8]

26	American Funds Strategic Bond Fund

		Income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3,4]		Net assets, end of period (in thousands)	Ratio of expenses to average net assets before reimburse- ments[5]		Ratio of expenses to average net assets after reimburse- ments[4,5]		Ratio of net income to average net assets[4,5]
Class 529-C:
12/31/2016[6,7]	$10.00	$.05	$.09	$.14	$(.02)	$(.10)	$(.12)	$10.02	1.32%		$1,543	1.82%		1.81%		.63%
Class 529-E:
12/31/2016[6,7]	10.00	.15	.02	.17	(.03)	(.10)	(.13)	10.04	1.72	[8]	213	1.21	[8]	1.20	[8]	1.86	[8]
Class 529-F-1:
12/31/2016[6,7]	10.00	.12	.08	.20	(.06)	(.10)	(.16)	10.04	2.00		2,015	.85		.84		1.47
Class R-1:
12/31/2016[6,7]	10.00	.19	.02	.21	(.06)	(.10)	(.16)	10.05	2.09	[8]	126	.82	[8]	.82	[8]	2.40	[8]
Class R-2:
12/31/2016[6,7]	10.00	.08	.09	.17	(.04)	(.10)	(.14)	10.03	1.63		486	1.47		1.46		.94
Class R-2E:
12/31/2016[6,7]	10.00	.20	.01	.21	(.06)	(.10)	(.16)	10.05	2.10	[8]	25	.79	[8]	.78	[8]	2.43	[8]
Class R-3:
12/31/2016[6,7]	10.00	.13	.07	.20	(.05)	(.10)	(.15)	10.05	1.83	[8]	95	1.09	[8]	1.08	[8]	1.57	[8]

See page 28 for footnotes.

American Funds Strategic Bond Fund	27

Financial highlights (continued)

		Income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3,4]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets before reimburse- ments[5]	Ratio of expenses to average net assets after reimburse- ments[4,5]	Ratio of net income to average net assets[4,5]
Class R-4:
12/31/2016[6,7]	$10.00	$.01	$.19	$.20	$(.06)	$(.10)	$(.16)	$10.04	1.94%	$771	1.01%	1.00%	.18%
Class R-5E:
12/31/2016[6,7]	10.00	.20	.01	.21	(.06)	(.10)	(.16)	10.05	2.10	25	.78	.78	2.43
Class R-5:
12/31/2016[6,7]	10.00	.20	.01	.21	(.06)	(.10)	(.16)	10.05	2.09	25	.78	.78	2.43
Class R-6:
12/31/2016[6,7]	10.00	.07	.15	.22	(.07)	(.10)	(.17)	10.05	2.16	23,350	.72	.71	.89

For the period
3/18/2016 to 12/31/2016[2,6,7]
Portfolio turnover rate for all share classes	539%

[1]	Based on average shares outstanding.
[2]	Not annualized.
[3]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[4]	This column reflects the impact, if any, of certain reimbursements from CRMC. During the period shown, CRMC reimbursed a portion of miscellaneous fees and expenses.
[5]	Annualized.
[6]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[7]	For the period March 18, 2016, commencement of operations, through December 31, 2016.
[8]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.

See Notes to Financial Statements

28	American Funds Strategic Bond Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of American Funds Strategic Bond Fund:

We have audited the accompanying statement of assets and liabilities of American Funds Strategic Bond Fund (the “Fund”), including the investment portfolio and the summary investment portfolio, as of December 31, 2016, and the related statement of operations, changes in net assets and financial highlights for the period March 18, 2016 (commencement of operations) through December 31, 2016. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Funds Strategic Bond Fund as of December 31, 2016, the results of its operations, the changes in its net assets and the financial highlights for the period March 18, 2016 (commencement of operations) through December 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California

February 14, 2017

American Funds Strategic Bond Fund	29

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

30	American Funds Strategic Bond Fund

	Beginning account value 7/1/2016	Ending account value 12/31/2016	Expenses paid during period*	Annualized expense ratio
Class A - actual return	$1,000.00	$986.61	$5.26	1.05%
Class A - assumed 5% return	1,000.00	1,019.91	5.35	1.05
Class B - actual return	1,000.00	985.38	7.86	1.57
Class B - assumed 5% return	1,000.00	1,017.29	7.98	1.57
Class C - actual return	1,000.00	983.66	8.90	1.78
Class C - assumed 5% return	1,000.00	1,016.23	9.05	1.78
Class F-1 - actual return	1,000.00	987.66	5.31	1.06
Class F-1 - assumed 5% return	1,000.00	1,019.86	5.40	1.06
Class F-2 - actual return	1,000.00	988.02	4.01	.80
Class F-2 - assumed 5% return	1,000.00	1,021.17	4.08	.80
Class 529-A - actual return	1,000.00	987.35	5.76	1.15
Class 529-A - assumed 5% return	1,000.00	1,019.41	5.85	1.15
Class 529-B - actual return	1,000.00	986.41	6.26	1.25
Class 529-B - assumed 5% return	1,000.00	1,018.90	6.36	1.25
Class 529-C - actual return	1,000.00	983.55	9.10	1.82
Class 529-C - assumed 5% return	1,000.00	1,016.03	9.25	1.82
Class 529-E - actual return	1,000.00	986.81	6.06	1.21
Class 529-E - assumed 5% return	1,000.00	1,019.11	6.16	1.21
Class 529-F-1 - actual return	1,000.00	988.83	4.21	.84
Class 529-F-1 - assumed 5% return	1,000.00	1,020.97	4.28	.84
Class R-1 - actual return	1,000.00	988.81	4.31	.86
Class R-1 - assumed 5% return	1,000.00	1,020.87	4.38	.86
Class R-2 - actual return	1,000.00	985.74	7.36	1.47
Class R-2 - assumed 5% return	1,000.00	1,017.80	7.48	1.47
Class R-2E - actual return	1,000.00	988.88	4.11	.82
Class R-2E - assumed 5% return	1,000.00	1,021.07	4.18	.82
Class R-3 - actual return	1,000.00	986.46	5.76	1.15
Class R-3 - assumed 5% return	1,000.00	1,019.41	5.85	1.15
Class R-4 - actual return	1,000.00	988.12	5.06	1.01
Class R-4 - assumed 5% return	1,000.00	1,020.11	5.14	1.01
Class R-5E - actual return	1,000.00	988.95	4.06	.81
Class R-5E - assumed 5% return	1,000.00	1,021.12	4.13	.81
Class R-5 - actual return	1,000.00	988.72	4.01	.80
Class R-5 - assumed 5% return	1,000.00	1,021.17	4.08	.80
Class R-6 - actual return	1,000.00	989.36	3.46	.69
Class R-6 - assumed 5% return	1,000.00	1,021.73	3.52	.69

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended December 31, 2016:

Long-term capital gains	$267,000
U.S. government income that may be exempt from state taxation	$706,000

Individual shareholders should refer to their Form 1099 or other tax information, which was mailed in January 2017, to determine the calendar year amounts to be included on their 2016 tax returns. Shareholders should consult their tax advisors.

American Funds Strategic Bond Fund	31

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
William H. Baribault, 1945	2015	CEO and President, Richard Nixon Foundation; Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	81	General Finance Corporation
James G. Ellis, 1947	2015	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	81	Mercury General Corporation
Leonard R. Fuller, 1946	2015	Private investor; former President and CEO, Fuller Consulting (financial management consulting)	81	None
R. Clark Hooper, 1946 Chairman of the Board (Independent and Non-Executive)	2015	Private investor	81	None
Merit E. Janow, 1958	2015	Dean and Professor, Columbia University, School of International and Public Affairs	80	MasterCard Incorporated; Trimble Inc.
Laurel B. Mitchell, PhD, 1955	2015	Distinguished Professor of Accounting, University of Redlands; former Director, Accounting Program, University of Redlands	77	None
Frank M. Sanchez, 1943	2015	Principal, The Sanchez Family Corporation dba McDonald’s Restaurants (McDonald’s licensee)	77	None
Margaret Spellings, 1957	2015	President, The University of North Carolina; former President, George W. Bush Foundation; former President and CEO, Margaret Spellings & Company (public policy and strategic consulting); former President, U.S. Chamber Foundation and Senior Advisor to the President and CEO, U.S. Chamber of Commerce	82	ClubCorp Holdings, Inc.
Steadman Upham, PhD, 1949	2015	President Emeritus and University Professor, The University of Tulsa	80	None

Interested trustees4,5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
John H. Smet, 1956 Vice Chairman of the Board	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, Capital Research and Management Company	23	None
Michael C. Gitlin, 1970	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.;[6] served as Head of Fixed Income at a large investment management Firm prior to joining Capital Research and Management Company in 2015	19	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

32	American Funds Strategic Bond Fund

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
David A. Hoag, 1965 President	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company;
Partner — Capital Fixed Income Investors, Capital Bank and Trust Company;[6]
		Director, The Capital Group Companies, Inc.[6]
Kristine M. Nishiyama, 1970 Senior Vice President	2015	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Senior Vice President and General Counsel, Capital Bank and Trust Company[6]
Damien J. McCann, 1977 Vice President	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company
Ritchie Tuazon, 1978 Vice President	2015	Vice President — Capital Fixed Income Investors, Capital Research and Management Company
Steven I. Koszalka, 1964 Secretary	2015	Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2015	Vice President — Investment Operations, Capital Research and Management Company
Jane Y. Chung, 1974 Assistant Secretary	2015	Associate — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2015	Vice President — Investment Operations, Capital Research and Management Company
Gregory F. Niland, 1971 Assistant Treasurer	2015	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

American Funds Strategic Bond Fund	33

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34	American Funds Strategic Bond Fund

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American Funds Strategic Bond Fund	35

Office of the fund
6455 Irvine Center Drive
Irvine, CA 92618-4518

Investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
Morgan, Lewis & Bockius LLP
300 South Grand Avenue, 22nd Floor
Los Angeles, CA 90071-3132

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

36	American Funds Strategic Bond Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete December 31, 2016, portfolio of American Funds Strategic Bond Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

American Funds Strategic Bond Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of American Funds Strategic Bond Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2017, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

Bloomberg® is a trademark of Bloomberg Finance L.P. (collectively with its affiliates, “Bloomberg”). Barclays® is a trademark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Neither Bloomberg nor Barclays approves or endorses this material, guarantees the accuracy or completeness of any information herein and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

American Funds from Capital Group

The Capital AdvantageSM

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital SystemSM
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior long-term track record
Our equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 95% of 20-year periods. Our fixed income funds have beaten their Lipper indexes in 58% of 10-year periods and 58% of 20-year periods.[2] Our fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of December 31, 2015.
[2]	Based on Class A share results for rolling periods through December 31, 2015. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	On average, our management fees were in the lowest quintile 68% of the time, based on the 20-year period ended December 31, 2015, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Laurel B. Mitchell, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2015	None
2016	$26,000

b) Audit-Related Fees:
2015	None
2016	None

c) Tax Fees:
2015	None
2016	None
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2015	None
2016	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2015	$1,183,000
2016	$1,098,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2015	None
2016	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2015	$5,000
2016	None
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,458,000 for fiscal year 2015 and $1,244,000 for fiscal year 2016. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

American Funds Strategic Bond FundSM
Investment portfolio
December 31, 2016
Bonds, notes & other debt instruments 86.98% Corporate bonds & notes 44.61% Energy 11.15%	Principal amount (000)	Value (000)
Anadarko Petroleum Corp. 5.55% 2026	$1,805	$2,021
Blue Racer Midstream LLC / Blue Racer Finance Corp. 6.125% 2022[1]	710	714
Cheniere Energy, Inc. 7.00% 2024[1]	330	359
Cheniere Energy, Inc. 5.875% 2025[1]	725	742
Chesapeake Energy Corp. 8.00% 2025[1]	425	435
Concho Resources Inc. 4.375% 2025	475	476
ConocoPhillips 4.95% 2026	125	138
Devon Energy Corp. 5.85% 2025	2,200	2,501
Enbridge Energy Partners, LP 5.875% 2025	155	173
Enbridge Energy Partners, LP 7.375% 2045	905	1,124
Enbridge Inc. 4.25% 2026	180	184
Enbridge Inc. 5.50% 2046	475	512
Energy Transfer Partners, LP 4.75% 2026	710	734
Energy Transfer Partners, LP 6.125% 2045	470	501
EnLink Midstream Partners, LP 4.85% 2026	400	404
Enterprise Products Operating LLC 3.95% 2027	95	97
Exxon Mobil Corp. 4.114% 2046	120	123
Halliburton Co. 5.00% 2045	570	619
Kinder Morgan, Inc. 4.30% 2025	400	412
Kinder Morgan, Inc. 5.55% 2045	1,200	1,264
Petrobras Global Finance Co. 3.25% 2019	€430	464
Petrobras Global Finance Co. 8.375% 2021	$1,125	1,215
Petróleos Mexicanos 6.375% 2021[1]	185	198
Petróleos Mexicanos 5.375% 2022[1]	980	1,005
Petróleos Mexicanos 6.875% 2026[1]	375	397
Petróleos Mexicanos 6.50% 2027[1]	1,080	1,115
Petróleos Mexicanos 6.75% 2047[1]	685	649
Phillips 66 Partners LP 3.55% 2026	895	867
Phillips 66 Partners LP 4.90% 2046	225	216
Range Resources Corp. 4.875% 2025	400	390
Royal Dutch Shell PLC 3.75% 2046	690	635
Schlumberger BV 4.00% 2025[1]	500	524
Shell International Finance BV 2.875% 2026	550	532
Southwestern Energy Co. 6.70% 2025	615	632
Spectra Energy Partners, LP 4.50% 2045	100	95
Tallgrass Energy Partners, LP 5.50% 2024[1]	425	424
Targa Resources Corp. 5.125% 2025[1]	250	249
Targa Resources Partners LP 5.375% 2027[1]	250	249
Teekay Corp. 8.50% 2020	1,000	955
Tesoro Corp. 4.75% 2023[1]	425	428
Tesoro Corp. 5.125% 2026[1]	1,575	1,596
Tesoro Logistics LP 6.125% 2021	40	42
Tesoro Logistics LP 6.375% 2024	50	54
Tesoro Logistics LP 5.25% 2025	675	692
Transocean Inc. 9.00% 2023[1]	1,625	1,674
Valero Energy Partners LP 4.375% 2026	900	912
American Funds Strategic Bond Fund — Page 1 of 9

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Western Gas Partners LP 4.65% 2026	$255	$264
Williams Partners LP 4.30% 2024	905	914
Williams Partners LP 5.10% 2045	975	928
		31,848
Health care 7.94%
Abbott Laboratories 2.90% 2021	1,420	1,418
Abbott Laboratories 3.40% 2023	655	653
Abbott Laboratories 3.75% 2026	2,410	2,397
Abbott Laboratories 4.75% 2036	315	321
Abbott Laboratories 4.90% 2046	2,225	2,288
AbbVie Inc. 3.20% 2026	310	295
AbbVie Inc. 4.45% 2046	995	955
Allergan PLC 4.75% 2045	635	625
Centene Corp. 4.75% 2022	550	558
Centene Corp. 4.75% 2025	425	416
Concordia Healthcare Corp. 9.00% 2022[1]	625	532
Concordia Healthcare Corp. 9.50% 2022[1]	175	63
inVentiv Health, Inc. 7.50% 2024[1]	825	868
Kinetic Concepts, Inc. 9.625% 2021[1]	1,500	1,594
Kinetic Concepts, Inc. 12.50% 2021[1]	365	384
Molina Healthcare, Inc. 5.375% 2022	500	510
Shire PLC 2.40% 2021	3,040	2,937
Shire PLC 2.875% 2023	1,315	1,250
Shire PLC 3.20% 2026	1,885	1,763
Teva Pharmaceutical Finance Company BV 2.20% 2021	975	933
Teva Pharmaceutical Finance Company BV 4.10% 2046	600	515
UnitedHealth Group Inc. 3.45% 2027	550	559
VPI Escrow Corp. 7.50% 2021[1]	575	489
VRX Escrow Corp. 6.125% 2025[1]	450	340
		22,663
Financials 5.99%
Allstate Corp. 4.20% 2046	245	251
Australia & New Zealand Banking Group Ltd. 2.55% 2021	3,500	3,471
Bank of America Corp. 3.248% 2027	690	659
BPCE SA group 2.75% 2021	3,425	3,391
Charles Schwab Corp, Series E, junior subordinated 4.625% 2049	3,650	3,448
Citigroup Inc. 2.90% 2021	3,200	3,192
Metropolitan Life Global Funding I, 3.45% 2026[1]	1,150	1,160
New York Life Global Funding 1.70% 2021[1]	1,600	1,542
		17,114
Consumer discretionary 4.05%
American Honda Finance Corp. 1.70% 2021	1,600	1,544
Bayerische Motoren Werke AG 2.25% 2023[1]	2,400	2,300
DaimlerChrysler North America Holding Corp. 2.20% 2021[1]	2,500	2,442
Ford Motor Co. 5.291% 2046	920	934
Hilton Worldwide Holdings Inc. 4.25% 2024[1]	650	634
Newell Rubbermaid Inc. 5.50% 2046	565	649
Schaeffler Verwaltungs 4.75% 2026[1,2]	940	909
American Funds Strategic Bond Fund — Page 2 of 9

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer discretionary (continued)	Principal amount (000)	Value (000)
Time Warner Inc. 3.80% 2027	$815	$809
Toyota Motor Credit Corp. 2.25% 2023	1,395	1,344
		11,565
Information technology 3.30%
Alphabet Inc. 1.998% 2026	1,300	1,193
Analog Devices, Inc. 2.50% 2021	470	466
Analog Devices, Inc. 3.125% 2023	1,300	1,300
Analog Devices, Inc. 3.50% 2026	890	880
BMC Software, Inc. 8.125% 2021[1]	1,120	1,052
Camelot Finance SA 7.875% 2024[1]	925	960
Cisco Systems, Inc. 1.85% 2021	2,620	2,557
JDA Software Group, Inc. 7.375% 2024[1]	225	234
Microsoft Corp. 3.70% 2046	840	791
		9,433
Utilities 2.90%
Comision Federal de Electricidad 4.75% 2027[1]	370	356
Duke Energy Corp. 1.80% 2021	900	867
Duke Energy Corp. 2.65% 2026	685	640
Duke Energy Corp. 3.75% 2046	995	898
Emera Inc. 6.75% 2076	475	511
Emera US Finance LP 4.75% 2046[1]	475	480
Exelon Corp. 2.45% 2021	235	232
Fortis Inc 3.055% 2026[1]	1,700	1,591
NRG Energy, Inc. 6.625% 2027[1]	875	831
Public Service Enterprise Group Inc. 2.00% 2021	930	901
Southern Co. 5.50% 2057	540	546
Virginia Electric and Power Co. 2.95% 2026	455	442
		8,295
Industrials 2.67%
3M Co. 2.25% 2026	1,200	1,126
ERAC USA Finance Co. 4.20% 2046[1]	845	774
Honeywell International Inc. 2.50% 2026	1,485	1,408
Roper Technologies, Inc. 2.80% 2021	320	320
Roper Technologies, Inc. 3.80% 2026	1,710	1,724
Siemens AG 2.35% 2026[1]	1,600	1,481
United Technologies Corp. 3.75% 2046	825	785
		7,618
Materials 2.08%
Air Liquide SA 1.75% 2021[1]	1,105	1,063
Air Liquide SA 2.50% 2026[1]	1,100	1,035
Ecolab Inc. 2.70% 2026	530	505
Ecolab Inc. 3.70% 2046	600	547
First Quantum Minerals Ltd. 7.25% 2022[1]	1,000	990
Potash Corp. of Saskatchewan Inc. 4.00% 2026	1,800	1,812
		5,952
American Funds Strategic Bond Fund — Page 3 of 9

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Telecommunication services 1.88%	Principal amount (000)	Value (000)
SoftBank Group Corp. 3.36% 2023[1,3]	$2,300	$2,305
TELUS Corp. 2.80% 2027	1,765	1,654
Verizon Communications Inc. 2.625% 2026	1,530	1,409
		5,368
Consumer staples 1.71%
Altria Group, Inc. 2.625% 2026	275	261
Altria Group, Inc. 3.875% 2046	1,160	1,073
Anheuser-Busch InBev NV 3.65% 2026	290	295
Danone SA 2.947% 2026[1]	1,380	1,315
Molson Coors Brewing Co. 3.00% 2026	570	539
PepsiCo, Inc. 3.45% 2046	1,270	1,157
Reynolds American Inc. 5.85% 2045	205	243
		4,883
Real estate 0.94%
EPR Properties 4.75% 2026	510	505
Simon Property Group, LP 3.25% 2026	2,075	2,036
Weingarten Realty Investors 3.25% 2026	145	137
		2,678
Total corporate bonds & notes		127,417
U.S. Treasury bonds & notes 30.02% U.S. Treasury 15.48%
U.S. Treasury 1.00% 2018	2,000	1,994
U.S. Treasury 1.00% 2019	762	754
U.S. Treasury 2.25% 2023	140	140
U.S. Treasury 2.00% 2026	42,712	41,110
U.S. Treasury 2.25% 2046	245	205
		44,203
U.S. Treasury inflation-protected securities 14.54%
U.S. Treasury Inflation-Protected Security 0.125% 2021[4]	13,258	13,344
U.S. Treasury Inflation-Protected Security 0.125% 2023[4]	1,885	1,874
U.S. Treasury Inflation-Protected Security 0.25% 2025[4]	2,347	2,311
U.S. Treasury Inflation-Protected Security 0.125% 2026[4,5]	9,630	9,322
U.S. Treasury Inflation-Protected Security 0.625% 2026[4]	10,376	10,476
U.S. Treasury Inflation-Protected Security 1.00% 2046[4]	4,172	4,199
		41,526
Total U.S. Treasury bonds & notes		85,729
Bonds & notes of governments & government agencies outside the U.S. 11.66%
Brazil (Federative Republic of) 0% 2020	BRL42,000	9,416
Japan, Series 20, 0.10% 2025[4]	¥499,000	4,543
Japan, Series 21, 0.10% 2026[4]	1,998,664	18,255
Saudi Arabia (Kingdom of) 4.50% 2046[1]	$1,125	1,080
		33,294
American Funds Strategic Bond Fund — Page 4 of 9

Bonds, notes & other debt instruments Asset-backed obligations 0.69%	Principal amount (000)	Value (000)
CLI Funding V LLC, Series 2014-1A, Class A, 3.29% 2029[1,3]	$613	$591
Ford Credit Auto Owner Trust, Series 2016-2, Class A, 2.03% 2027[1,3]	825	811
Verizon Owner Trust, Series 2016-1A, Class A, 1.42% 2021[1,3]	570	567
		1,969
Total bonds, notes & other debt instruments (cost: $251,979,000)		248,409
Short-term securities 10.41%
Federal Home Loan Bank 0.47%–0.53% due 1/13/2017–2/17/2017	26,300	26,292
General Electric Co. 0.60% due 1/3/2017	3,450	3,450
Total short-term securities (cost: $29,740,000)		29,742
Total investment securities 97.39% (cost: $281,719,000)		278,151
Other assets less liabilities 2.61%		7,449
Net assets 100.00%		$285,600
American Funds Strategic Bond Fund — Page 5 of 9

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $40,483,000.
	Settlement date	Counterparty	Contract amount		Unrealized (depreciation) appreciation at 12/31/2016 (000)
			Receive (000)	Deliver (000)
Purchases:
Colombian pesos	1/27/2017	Citibank	COP8,098,650	$2,700	$(18)
Euros	1/11/2017	JPMorgan Chase	€1,353	$1,437	(11)
Euros	1/12/2017	Barclays Bank PLC	€1,018	$1,085	(12)
Euros	1/20/2017	Citibank	€2,590	$2,764	(35)
Euros	1/20/2017	JPMorgan Chase	€2,604	$2,805	(61)
Euros	1/23/2017	Citibank	€1,397	$1,458	15
Euros	1/27/2017	JPMorgan Chase	€1,053	$1,100	10
Malaysian ringgits	1/13/2017	Citibank	MYR10,778	$2,434	(33)
					$(145)
Sales:
Brazilian reais	1/13/2017	JPMorgan Chase	$6,093	BRL21,000	$(332)
Canadian dollars	1/12/2017	Bank of America, N.A.	$3,129	C$4,170	23
Canadian dollars	1/27/2017	JPMorgan Chase	$261	C$350	—[6]
Chilean pesos	1/27/2017	Citibank	$2,686	CLP1,816,000	(19)
Japanese yen	1/6/2017	Citibank	$2,726	¥275,000	372
Japanese yen	1/6/2017	Citibank	$2,716	¥275,000	362
Japanese yen	1/6/2017	Citibank	$2,699	¥275,000	345
Japanese yen	1/10/2017	Bank of America, N.A.	$5,045	¥571,000	155
Japanese yen	1/19/2017	Bank of America, N.A.	$2,423	¥250,000	281
Japanese yen	1/20/2017	HSBC Bank	$7,037	¥800,000	183
Japanese yen	4/18/2017	JPMorgan Chase	$2,373	¥245,000	265
Mexican pesos	1/20/2017	JPMorgan Chase	$3,758	MXN77,200	46
Mexican pesos	1/25/2017	JPMorgan Chase	$1,574	MXN32,000	36
Mexican pesos	1/27/2017	JPMorgan Chase	$272	MXN5,600	3
Singapore dollars	1/10/2017	JPMorgan Chase	$1,219	S$1,730	25
Singapore dollars	1/11/2017	JPMorgan Chase	$1,052	S$1,500	17
Singapore dollars	1/26/2017	Bank of America, N.A.	$149	S$215	—[6]
South Korean won	1/6/2017	Bank of America, N.A.	$949	KRW1,115,000	26
South Korean won	1/13/2017	UBS AG	$228	KRW267,600	6
South Korean won	1/20/2017	Citibank	$1,037	KRW1,210,000	35
South Korean won	1/20/2017	Bank of America, N.A.	$186	KRW217,000	7
					$1,836
Forward currency contracts — net					$1,691
American Funds Strategic Bond Fund — Page 6 of 9

Interest rate swaps

The fund has entered into interest rate swaps as shown in the following table. The average month-end notional amount of interest rate swaps while held was $457,256,000.
Pay/receive fixed rate	Clearinghouse	Floating rate index	Fixed rate	Expiration date	Notional (000)	Unrealized (depreciation) appreciation at 12/31/2016 (000)
Receive	LCH	SONIA	0.207%	10/13/2018	£45,000	$(50)
Receive	LCH	SONIA	0.227	10/14/2018	5,000	(3)
Receive	LCH	SONIA	0.226	10/14/2018	45,000	(31)
Receive	LCH	6-month NOK-NIBOR	1.345	12/16/2019	NKr193,000	—
Receive	LCH	3-month USD-LIBOR	2.045	3/24/2023	$53,800	(533)
Receive	LCH	3-month USD-LIBOR	1.8875	6/7/2023	33,600	(440)
Receive	LCH	3-month USD-LIBOR	1.569	7/6/2023	40,500	(769)
Receive	LCH	3-month USD-LIBOR	1.615	8/18/2023	73,000	(1,336)
Receive	LCH	3-month USD-LIBOR	1.309	9/27/2023	4,100	(217)
Receive	LCH	3-month USD-LIBOR	1.3035	9/27/2023	4,100	(218)
Receive	LCH	3-month USD-LIBOR	2.42	11/18/2023	50,000	(207)
Receive	LCH	3-month USD-LIBOR	2.0335	12/6/2023	13,000	(100)
Receive	LCH	3-month USD-LIBOR	2.024	12/6/2023	13,000	(108)
Pay	LCH	6-month JPY-LIBOR	0.1277	3/24/2026	¥500,000	25
Pay	LCH	6-month JPY-LIBOR	(0.0823)	7/11/2026	1,200,000	196
Receive	LCH	6-month EURIBOR	0.408	10/27/2026	€6,700	(157)
Pay	LCH	3-month USD-LIBOR	1.709	11/1/2026	$21,000	1,166
Pay	LCH	3-month USD-LIBOR	1.7015	11/1/2026	8,000	450
Pay	LCH	3-month USD-LIBOR	1.704	11/1/2026	7,500	420
Pay	LCH	3-month USD-LIBOR	1.712	11/1/2026	7,000	387
Pay	LCH	3-month USD-LIBOR	1.688	11/2/2026	18,200	1,045
Pay	LCH	3-month USD-LIBOR	1.6815	11/2/2026	3,900	226
Pay	LCH	3-month USD-LIBOR	1.6835	11/2/2026	3,900	225
Receive	LCH	6-month EURIBOR	0.756	12/9/2026	€7,500	85
Pay	LCH	3-month USD-LIBOR	2.35	3/24/2031	$11,700	413
Pay	LCH	3-month USD-LIBOR	2.22	6/7/2031	7,300	340
Pay	LCH	3-month USD-LIBOR	1.8929	7/6/2031	8,700	640
Pay	LCH	3-month USD-LIBOR	1.87	8/18/2031	15,500	1,172
Pay	LCH	3-month USD-LIBOR	2.57	11/18/2031	11,000	205
Pay	LCH	3-month USD-LIBOR	1.7555	8/17/2046	2,300	415
Pay	LCH	3-month USD-LIBOR	1.7045	8/30/2046	6,200	1,188
Pay	LCH	6-month EURIBOR	0.9152	10/27/2046	€2,500	213
Pay	LCH	6-month EURIBOR	1.3092	12/9/2046	2,800	(64)
						$4,578
American Funds Strategic Bond Fund — Page 7 of 9

Credit default swaps

The fund has entered into credit default swaps as shown in the following table. The average month-end notional amount of credit default swaps while held was $27,514,000.
Centrally cleared credit default swaps on credit indices — buy protection
Referenced index	Clearinghouse	Pay fixed rate	Expiration date	Notional (000)	Value (000)	Upfront premiums paid (000)	Unrealized depreciation at 12/31/2016 (000)
CDX.NA.HY.27	ICE	5.00%	12/20/2021	$45,475	$(2,819)	$(1,760)	$(1,059)
Futures contracts

The fund has entered into futures contracts as shown in the following table. The average month-end notional amount of open futures contracts while held was $387,409,000.
Contracts	Clearinghouse	Type	Number of contracts	Expiration	Notional amount (000)	Unrealized appreciation (depreciation) at 12/31/2016 (000)
30 Day Federal Funds Futures	CME	Short	26	January 2017	$10,777	$12
10 Year U.S. Treasury Note Futures	CME	Long	135	March 2017	16,738	40
30 Year Ultra U.S. Treasury Bond Futures	CME	Long	80	March 2017	12,528	292
5 Year U.S. Treasury Note Futures	CME	Long	333	April 2017	39,101	81
90 Day Euro Dollar Futures	CME	Long	385	December 2017	95,145	(358)
90 Day Euro Dollar Futures	CME	Long	828	March 2018	203,936	(331)
90 Day Euro Dollar Futures	CME	Short	420	March 2019	102,706	(99)
						$(363)

[1]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $41,531,000, which represented 14.54% of the net assets of the fund.
[2]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]	Index-linked bond whose principal amount moves with a government price index.
[5]	A portion of this security was pledged as collateral. The total value of pledged collateral was $7,074,000, which represented 2.48% of the net assets of the fund.
[6]	Amount less than one thousand.

American Funds Strategic Bond Fund — Page 8 of 9

Key to abbreviations and symbols
BRL = Brazilian reais
£ = British pounds
C$ = Canadian dollars
CLP = Chilean pesos
CME = CME Group
COP = Colombian pesos
EURIBOR = Euro Interbank Offered Rate
€ = Euros
ICE = Intercontinental Exchange, Inc.
JPY/¥ = Japanese yen
KRW = South Korean won
LCH = LCH.Clearnet
LIBOR = London Interbank Offered Rate
MXN = Mexican pesos
MYR = Malaysian ringgits
NIBOR=Norway Interbank Offer Rate
NOK/NKr = Norwegian kroner
S$ = Singapore dollars
SONIA = Sterling Overnight Interbank Average Rate
Refer to the fund’s current shareholder report for additional disclosures.
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-112-0217O-S58237	American Funds Strategic Bond Fund — Page 9 of 9

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

American Funds Strategic Bond Fund:

We have audited the accompanying statement of assets and liabilities of American Funds Strategic Bond Fund (the “Fund”), including the summary schedule of investments, as of December 31, 2016, and the related statements of operations, changes in net assets and financial highlights for the period March 18, 2016 (commencement of operations) through December 31, 2016, (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the schedule of investments in securities as of December 31, 2016 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and schedule of investments in securities are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements, financial highlights, and schedule of investments in securities based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and schedule of investments in securities are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and schedule of investments in securities, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion. In our opinion, the financial statements, financial highlights, and schedule of investments in securities referred to above present fairly, in all material respects, the financial position of American Funds Strategic Bond Fund as of December 31, 2016, and the results of its operations, changes in net assets and financial highlights for the period March 18, 2016 (commencement of operations) through December 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California

February 14, 2017

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS STRATEGIC BOND FUND

By /s/ David A. Hoag
David A. Hoag, President and Principal Executive Officer

Date: February 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ David A. Hoag
David A. Hoag, President and Principal Executive Officer

Date: February 28, 2017

By /s/ Brian C. Janssen
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: February 28, 2017